UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2016

FLUIDIGM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 100

South San Francisco, California 94080

(Address of principal executive offices)(Zip Code)

(650) 266-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2016, the Board of Directors of Fluidigm Corporation (the “Company”) appointed Jennifer L. Lee, age 53, as our Vice President, Controller, and Principal Accounting Officer.

From 1996 to May 2016, Ms. Lee held various managerial positions at Genentech, Inc., a biotechnology company that was acquired by Roche Holdings, Inc., in March 2009, including director of commercial finance from 2010 to May 2016, director of general audit from 2008 to 2009, director of collaborations finance and royalties from 2006 to 2008 and associate director of external reporting from 1996 to 2006. Prior to joining Genentech, Ms. Lee held staff and managerial roles at Pacific Gas and Electric Company from 1992 to 1996 and Arthur Andersen & Co. from 1988 to 1992. Ms. Lee received her B.S. in accounting from San Francisco State University and her M.B.A. from Golden Gate University. Ms. Lee is also a certified public accountant.

Under the terms of her employment offer letter dated March 30, 2016 and filed herewith as Exhibit 10.1, Ms. Lee will receive a base salary of $300,000 per year. Ms. Lee is also eligible to participate in the Company’s bonus plan. Ms. Lee’s annualized target bonus for 2016 will equal 35% of her annual base salary, based on satisfaction of certain corporate and strategic business objectives in 2016.

On May 18, 2016, the Board of Directors granted Ms. Lee an equity grant of restricted stock units with respect to 10,080 shares of common stock (“RSU Award”) and an option to purchase 13,400 shares of common stock (“Option Award”). The RSU Award and Option Award are subject to the terms and conditions of the Company’s 2011 Equity Incentive Plan and forms of restricted stock unit award agreement and option agreement.

Ms. Lee and the Company have also entered into an employment and severance agreement that provides for specified payments and benefits if her employment is terminated without cause, or if her employment is terminated without cause or for good reason within 12 months following a change of control. The terms of this agreement, entered into with each of the Company’s executive officers, are described in the Company’s Form 10-K/A filed with the SEC on April 27, 2016 and a form thereof is included as Exhibit 10.14 to the Company’s Current Report on Form 8-K filed with the SEC on December 11, 2012. Ms. Lee and the Company have also entered into the Company’s standard indemnification agreement, a form of which is included as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A filed with the SEC on January 28, 2011.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Offer Letter to Jennifer Lee dated March 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: May 23, 2016	By:	/s/ Vikram Jog
Vikram Jog Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter to Jennifer Lee dated March 30, 2016.